UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 18, 2010

BANK OF AMERICA AUTO TRUST 2010-2

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-165957-01

BANK OF AMERICA AUTO RECEIVABLES SECURITIZATION, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-165957

BANK OF AMERICA, NATIONAL ASSOCIATION

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

26-3324580

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Bank of America Auto Receivables Securitization, LLC Bank of America Corporate Center Bank of America Plaza 100 S. Tryon Street Charlotte, NC	28255
(Address of Principal Executive Offices)	(Zip Code)

(980) 387-6838

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance of the of Class A-1 0.61940% Auto Loan Asset Backed Notes, Class A-2 0.91% Auto Loan Asset Backed Notes, Class A-3 1.31% Auto Loan Asset Backed Notes and Class A-4 1.94% Auto Loan Asset Backed Notes (the “Notes”) by Bank of America Auto Trust 2010-2 (the “Issuer”) described in the Final Prospectus Supplement dated June 16, 2010, the Registrant has entered into the agreement listed in Item 9.01(d), Exhibit 1.1 below.

Item 8.01.	Other Events.

In connection with the issuance of the Notes by the Issuer described in the Final Prospectus Supplement dated June 16, 2010, the Registrant and/or the Issuer intend to enter into the agreement(s) listed in Item 9.01(d), Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 below, substantially in the form filed herewith. It is anticipated that the Notes will be issued on June 24, 2010.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of June 16, 2010, among Bank of America, National Association (“BANA”), Bank of America Auto Receivables Securitization, LLC (the “Depositor”), Banc of America Securities LLC (“BAS”), as representative of the several underwriters and Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as underwriters.

4.1	Indenture, to be dated as of June 24, 2010, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	First Purchase Agreement, to be dated as of June 24, 2010, between BANA, as seller, and Banc of America Securitization Holding Corporation (“BASHC”), as purchaser.

10.2	Second Purchase Agreement, to be dated as of June 24, 2010, between BASHC as seller, and BA Auto Securitization Corporation (“BAASC”), as purchaser.

10.3	Third Purchase Agreement, to be dated as of June 24, 2010, between BAASC, as seller, and the Depositor, as purchaser.

10.4	Sale Agreement, to be dated as of June 24, 2010, between the Depositor, as seller, and the Issuer as purchaser.

10.5	Servicing Agreement, to be dated as of June 24, 2010, among BANA, as Servicer and Custodian, the Issuer and the Indenture Trustee.

10.6	Administration Agreement, to be dated as of June 24, 2010, among the Issuer, BANA, as administrator and the Indenture Trustee.

10.7	Amended and Restated Trust Agreement, to be dated as of June 24, 2010, between the Depositor and Wilmington Trust Company, not in its individual capacity but solely as owner trustee for the Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2010	BANK OF AMERICA AUTO RECEIVABLES SECURITIZATION, LLC

	By:	/s/ Pedro Alvarez, Jr.
	Name:	Pedro Alvarez, Jr.
	Title:	Vice President